Exhibit 10.62(a)

When recorded return to:	(2100 Roosevelt Avenue and 299 Page Boulevard,
Faith Kaliski, Esq.	Springfield, Hampden County, MA)
Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue
Boston, MA 02199
(617) 951-2263
AMENDMENT NO. 1 TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
LEASES AND RENTS AND FIXTURE FILING
     THIS AMENDMENT NO. 1 TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this “Amendment”) dated as of December 7, 2010 is made by
     SMITH & WESSON CORP., a Delaware corporation with its principal place of business at 2100 Roosevelt Avenue, Springfield, Massachusetts 01102 (the “Mortgagor”) to
     TD BANK, N.A., a national banking association with an office at 1441 Main Street, Springfield, Massachusetts 01103, in its capacity as administrative agent for itself, the Lenders (as defined below) and the other Secured Parties (as defined in the Credit Agreement defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS:
     A. Reference is made to a certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of November 30, 2007 granted by the Mortgagor to TORONTO DOMINION (TEXAS) LLC, a Delaware limited liability company, as administrative agent (in such capacity, the “Predecessor Administrative Agent”), and recorded with the Registry of Deeds for Hampden County, Massachusetts (“Hampden Deeds”) on December 3, 2007 in Book 17054, Page 269, and filed with the Registry District of the Land Court for Hampden County, Massachusetts (“Hampden Land Court”) on December 3, 2007 as Document Number 174949, noted on Certificate of Title No. 27868; and
     B. The above-referenced document was assigned by the Predecessor Administrative Agent to, and accepted by, the Administrative Agent, pursuant to a certain Assignment and Acceptance of Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of October 31, 2008, recorded with Hampden Deeds on November 13, 2008 in Book 17543, Page 164, and filed with the Hampden Land Court on November 13, 2008 as Document No. 178544, noted on

Certificate of Title No. 27868 (the above-referenced document, as so assigned and accepted, and as amended from time to time prior to the date hereof, the “Existing Mortgage”); and
     C. The Existing Mortgage secures, among other obligations, a certain Credit Agreement dated as of November 30, 2007 by and among the Mortgagor, the other parties named as borrowers thereunder (the Mortgagor and such other parties, being collectively and jointly and severally, referred to herein as the “Existing Borrowers”), the parties named as lenders thereunder from time to time (the “Lenders”), and the Administrative Agent, successor in such capacity to the Predecessor Administrative Agent (such Credit Agreement, as so assigned and accepted, and as amended from time to time prior to the date hereof, being referred to herein as the “Existing Credit Agreement”); and
     D. The Mortgagor and the other Existing Borrowers have requested (a) that the Existing Credit Agreement be amended in certain respects to, inter alia, (i) permit an aggregate outstanding principal exposure thereunder of up to $120,000,000.00, and (ii) permit certain Loans thereunder to be borrowed, repaid and re-borrowed, (b) that certain guarantors of the Obligations of the Existing Borrowers, and other affiliates of the Mortgagor and other Existing Borrowers, be permitted to borrow loans and otherwise benefit directly from the credit facilities provided by the Administrative Agent and the Lenders; (c) that certain other modifications be made to the Existing Credit Agreement, and (d) that for the sake of clarity, the Existing Credit Agreement be restated, as so amended; and
     E. The Lenders and the Administrative Agent have agreed to amend and restate the Existing Credit Agreement, pursuant to an Amended and Restated Credit Agreement dated on or about the date hereof among the Mortgagor, the other Existing Borrowers and the other parties from time to time joined as borrowers thereunder (the Mortgagor, the other Existing Borrowers and such other parties, being collectively, jointly and severally, referred to herein as the “Borrowers”), the Lenders and the Administrative Agent (the Existing Credit Agreement, as so amended and restated, and as may be further amended, restated, assigned, increased, supplemented and/or otherwise modified from time to time being referred to herein as the “Amended and Restated Credit Agreement”); and
     F. It is the intent of the parties that the Amended and Restated Credit Agreement not constitute a novation of the obligations existing under the Existing Credit Agreement and the other Loan Documents or evidence any repayment of any such obligations and liabilities, but rather that the Amended and Restated Credit Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations of the Existing Borrowers outstanding thereunder, as well as evidence the obligations of the Borrowers to the Lenders, the LC Issuer and the Administrative Agent under the Amended and Restated Credit Agreement; and
     G. The Existing Mortgage provides that it was given to secure, not only the obligations of the Mortgagor under the Existing Credit Agreement and other obligations that existed as of the date of execution of the Mortgage, but also, inter alia, amendments and restatements of the Existing Credit Agreement and other and future obligations; and
     H. The parties desire to enter into this Amendment for the purposes of evidencing their agreement and understanding that the Existing Mortgage, as amended by this Amendment, is intended to secure and benefit, among other obligations, all indebtedness, obligations and liabilities of the Mortgagor and the other Borrowers under the Existing Credit Agreement, as amended and restated pursuant to the Amended and Restated Credit Agreement, including any and all promissory notes which may be executed from time to time to evidence any of such indebtedness;

AMENDMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
       1.    Incorporation of Recitals. The defined terms set forth in the Recitals to this Amendment are hereby added to the Existing Mortgage with the respective meanings set forth in the Recitals. The definitions of any of such terms that are already set forth in the Existing Mortgage are replaced by the definitions herein.
2.	Amendments to the Existing Mortgage.

2.1	All references in the Existing Mortgage to the “Mortgage”, “hereunder”, “hereof”, “herein”, or similar terms, shall, except where the context may otherwise require, mean and refer to the Mortgage as amended by this Amendment, and as may be further amended, restated, assigned, increased, supplemented and/or otherwise modified from time to time. Capitalized terms used herein and not defined or redefined herein have the meanings assigned to them in the Mortgage.

2.2.	All references to the “Credit Agreement” in the Existing Mortgage shall be deemed to be references to the Existing Credit Agreement, as amended and restated by the Amended and Restated Credit Agreement, and as may be further amended, restated, assigned, increased, supplemented and/or otherwise modified from time to time.

2.3	All references in the Existing Mortgage to the “Security Agreement” shall have the meaning set forth in the Credit Agreement, as defined in this Amendment.

2.4	The third and fourth paragraphs of the Recitals in the Existing Mortgage (which define the “Holdings/S&W Corp. Guaranty” and the “Operating Companies Guaranty”) are hereby deleted.

2.5	The fifth paragraph of the Recitals in the Existing Mortgage (which defines the “Secured Obligations”) is hereby deleted and the following is hereby substituted therefor:
     “WHEREAS, this Mortgage secures to the Administrative Agent, for the benefit of the Administrative Agent, the Lenders and the other Secured Parties (all of the following, collectively, the “Secured Obligations”): (a) the due and punctual payment and performance of all indebtedness, obligations and liabilities, now or hereafter existing, of the Mortgagor and the other Borrowers arising under, out of or in connection with (x) the Credit Agreement in the aggregate original principal amount of $120,000,000.00, comprised of (i) Loans in the maximum principal amount of $115,000,000.00, and any and all promissory notes issued by one or more of the Borrowers to the order of one or more of the Lenders in evidence thereof, as the same may be amended, restated, assigned, increased, supplemented and/or otherwise modified from time to time, and (ii) the LC Exposure in the maximum principal amount of $5,000,000.00, and (y) the other Loan Documents, including, without limitation, all advances and readvances of principal and future advances made pursuant to the Credit Agreement and the other Loan Documents, and all other Obligations; (b) the due and punctual payment and performance of all indebtedness, obligations and liabilities, now or hereafter existing, of the Mortgagor and the other Borrowers arising under, out of or in connection with any and all Swap Agreements, including, without limitation, all Swap Obligations; (c) the due and punctual payment and performance of all indebtedness, obligations and liabilities, now or hereafter existing, of the Mortgagor and the other Borrowers arising under, out of or in connection with any and all cash management services, including, without limitation, all Cash Management Services Obligations; (d) the due and punctual payment and performance of all indebtedness, obligations and liabilities, now or hereafter existing, of the Mortgagor and the other Borrowers arising under, out of or in connection with any and all foreign exchange contracts, including, without limitation, all Foreign Exchange Obligations; (e) the due and punctual payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Mortgage; (f) the performance of the covenants and agreements of the Mortgagor and the other Borrowers contained in this Mortgage, the Credit Agreement, the Security Agreement, the other Loan Documents, and any other agreements, documents or instruments now or hereafter evidencing the Secured Obligations , as applicable; and (g) each amendment, restatement, renewal, extension, consolidation, increase or refinancing of any of the foregoing, in whole or in part; and”.
2.6	The text of Section 1.4 of the Existing Mortgage (entitled “Pledge of Monies Held”) is hereby deleted in its entirety and the following is hereby substituted therefor:
     “Section 1.4 Pledge of Monies Held. The Mortgagor hereby assigns to the Administrative Agent all insurance proceeds paid in connection with the Property and all condemnation awards and payments described in Section 3.4, as additional security for the Secured Obligations; provided that the Mortgagor will be entitled to receive and use such insurance proceeds and condemnation awards in its good-faith discretion unless either (i) an Event of Default has occurred hereunder or (ii) the Credit Agreement provides otherwise, in either of which cases such insurance proceeds and condemnation awards shall be paid in accordance with the Credit Agreement.”
2.7	The last sentence of Section 3.2 of the Existing Mortgage (entitled “Insurance”) is hereby deleted and the following is hereby substituted therefor:
“Any and all insurance proceeds payable to the Mortgagor from any such casualty or other insured damage are hereby assigned to the Administrative Agent; provided that the Mortgagor will be entitled to receive and use such insurance proceeds in its good-faith discretion unless either (i) an Event of Default has occurred hereunder or (ii) the Credit Agreement provides otherwise, in either of which cases such insurance proceeds and condemnation awards shall be paid and applied in accordance with the Credit Agreement.”

2.8	The last sentence of Section 3.4 of the Existing Mortgage (entitled “Condemnation”) is hereby deleted and the following is hereby substituted therefor:
“Any and all proceeds payable to the Mortgagor from any award made in respect of any Taking are hereby assigned to the Administrative Agent; provided that the Mortgagor will be entitled to receive and use such award made in respect of any Taking in its good-faith discretion unless either (i) an Event of Default has occurred hereunder or (ii) the Credit Agreement provides otherwise, in either of which cases such insurance proceeds and condemnation awards shall be paid and applied in accordance with the Credit Agreement.”
       3.    Confirmation of the Mortgage. The Mortgagor confirms that all representations and warranties contained in the Existing Mortgage, as amended hereby, are true and correct as of the date hereof, as if made as of the date of this Amendment. Except as amended hereby, the Mortgage shall remain in full force and effect and is hereby ratified and confirmed in all respects. It is the intent of the parties hereto that nothing contained herein shall be construed to release, cancel, terminate or otherwise adversely affect the lien, claims, rights and security interests granted to the Mortgagee under the Existing Mortgage, which shall now secure the Secured Obligations (as modified as aforesaid) with all the priorities enjoyed by the Administrative Agent at its inception. Nothing contained herein will be deemed to constitute a waiver or a release of any provision of the Existing Mortgage. Nothing contained herein will in any event be deemed to constitute an agreement to give a waiver or release or to agree to any amendment or modification of any provision of the Existing Mortgage, as amended hereby, on any other or future occasion. Nothing contained in this Amendment will be deemed to constitute a waiver of any default or Event of Default (whether now known to the Administrative Agent or not) under the Credit Agreement, any Note, the Existing Mortgage, as amended hereby, or any other Loan Document.
       4.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.
       5.    Governing Law. This Amendment shall be governed by and construed in accordance with federal law and the laws of the state where the Property is located, without reference or giving effect to any choice of law doctrine.
       6.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.
[Signature pages follow.]

     IN WITNESS WHEREOF, the Mortgagor and the Administrative Agent have each duly executed this Amendment as an instrument under seal as of the day and year first above written.

Mortgagor: SMITH & WESSON CORP.
By:	/s/ P. James Debney
	Name:	P. James Debney
President

By:	/s/ Deana L. McPherson
	Name:	Deana L. McPherson
Treasurer

State of Massachusetts
Hampden County, ss.
     On this 6th day of December, 2010, before me, the undersigned notary public, personally appeared P. James Debney, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily for its stated purpose, as the duly authorized President of Smith & Wesson Corp., a Delaware corporation.

/s/ Doreen M. Fidalgo
Notary Public
My commission expires: 12/3/15 Print Notary Public’s Name: Doreen M. Fidalgo Qualified in the State of Massachusetts [Notary Seal]
State of Massachusetts
Hampden County, ss.
     On this 6th day of December, 2010, before me, the undersigned notary public, personally appeared Deana L. McPherson, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily for its stated purpose, as the duly authorized Treasurer of Smith & Wesson Corp., a Delaware corporation.

/s/ Doreen M. Fidalgo
Notary Public
My commission expires: 12/3/15 Print Notary Public’s Name: Doreen M. Fidalgo Qualified in the State of Massachusetts [Notary Seal]
[*Signatures Continued on Next Page*]
[Signature Page to Massachusetts Mortgage Amendment]

Administrative Agent: TD BANK, N.A., as successor Administrative Agent
By:	/s/ Maria P. Goncalves
Maria P. Goncalves,
Regional Vice President

Commonwealth of Massachusetts
Hampden County, ss.
     On this 3 day of December, 2010, before me, the undersigned notary public, personally appeared Maria P. Goncalves, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☑ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by her voluntarily for its stated purpose, as a duly authorized Regional Vice President of TD Bank, N.A., a national banking association.

/s/ Zoe Rojas-McCaskill
Notary Public
My commission expires: April 21, 2017
Print Notary Public’s Name: Zoe Rojas-McCaskill
Qualified in the State of Mass.
[Notary Seal]
[Signature Page to Massachusetts Mortgage Amendment No. 1]